Exhibit B: Sub-item 77Q1: Exhibits
Amendment to Schedule A of the Investment Advisory
Agreement between PBHG Insurance Series Fund and
Liberty Ridge Capital, Inc. is incorporated herein by reference to Exhibit (d)(l)(i) in Registrants
Post-Effective Amendment No. 20 filed with the
Securities and Exchange Commission on February 22,
2005 (Accession No. 0001135428-05-000081)